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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 21, 2006
                                                          --------------


                     Merrill Lynch Mortgage Investors, Inc.
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                 (Exact name of registrant specified in Charter)


        Delaware                   333- 127333                   13-3416059
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     (State or other               (Commission                  (IRS Employer
     jurisdiction of               File Number)              Identification No.)
     incorporation)

                  250 Vesey Street
         4 World Financial Center 10th Floor
                 New York, New York                                10080
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                  (Address of principal executive offices)     Zip Code


           Registrant's telephone, including area code: (212) 449-0357


                                    No Change
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         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  Other Events.
            -------------

      The Registrant registered issuances of Merrill Lynch Mortgage Investors, Inc. Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333- 127333 (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $497,337,100 in aggregate principal amount Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class B-1, Class B-2, Class B-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class R Certificates of its Merrill Lynch Mortgage Investors Trust Mortgage Loan Asset-Backed Certificates, Series 2006-RM1 on March 21, 2006.

      This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated January 18, 2006, as supplemented by the Prospectus Supplement, dated March 17, 2006 (collectively, the "Prospectus Supplement"), to file a copy of the Pooling and Servicing Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

      The Certificates (as defined below) were issued pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1, dated as of March 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as depositor (the "Depositor"), Wilshire Credit Corporation, as servicer (the "Servicer"), and LaSalle Bank National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class A-1, Class A-2A, Class A-2B, Class A-2C, Class A-2D, Class B-1, Class B-2, Class B-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class C, Class P and Class R. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain fixed and adjustable rate, first and second lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $517,795,728 as of March 1, 2006. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.


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ITEM 9.01.  Financial Statements; Pro Forma Information and Exhibits.
            ---------------------------------------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Not applicable.

      (d)   Exhibits:

             4.1 Pooling and Servicing Agreement, dated as of March 1, 2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as Servicer, and LaSalle Bank National Association, as Trustee.

             99.1 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2006, between Merrill Lynch Mortgage Lending Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

             99.2 Legal Opinion of Dechert LLP, dated as of March 21, 2006, regarding the due authorization, execution, and authentication of the Offered Certificates, as validly issued and entitled to benefits under the Pooling and Servicing Agreement.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MERRILL LYNCH MORTGAGE INVESTORS, INC.


                                      By: /s/ Tom Saywell
                                          ------------------------
                                          Name:  Tom Saywell
                                          Title: Vice President

Date: April 5, 2006


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                                  EXHIBIT INDEX

Exhibit No.              Description                                  Page No.
-----------              -----------                                  --------
4.1            Pooling and Servicing Agreement, dated as of March 1,
               2006, among Merrill Lynch Mortgage Investors, Inc., as Depositor, Wilshire Credit Corporation, as
               Servicer, and LaSalle Bank National Association, as
               Trustee.

99.1 Mortgage Loan Sale and Assignment Agreement, dated as of March 1, 2006, between Merrill Lynch Mortgage
               Lending Inc., as Seller, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

99.2 Legal Opinion of Dechert LLP, dated as of March 21, 2006, regarding the due authorization, execution, and authentication of the Offered Certificates, as validly issued and entitled to benefits under the Pooling and Servicing Agreement.